Exhibit 10.1
FORM OF AMENDMENT NO. 4 TO FINANCING AGREEMENT, WAIVER AND CONSENT
          This AMENDMENT NO. 4 TO FINANCING AGREEMENT, WAIVER AND CONSENT (this “Amendment”), dated as of November 5, 2008, is entered into by and among LOUD TECHNOLOGIES INC., a Washington corporation (“Parent” or “US Borrower”), and MARTIN AUDIO HOLDINGS LIMITED (FORMERLY KNOWN AS GRACE ACQUISITIONCO LIMITED), a company incorporated under the laws of England and Wales with registered number 06078534 (“UK Borrower”), each subsidiary of the Parent listed on the signature pages hereto, the lenders party hereto, ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and GMAC COMMERCIAL FINANCE LLC (“GMAC”), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).
RECITALS
          WHEREAS, Parent, the UK Borrower, each subsidiary of the Parent listed on the signature pages thereto (such subsidiaries, together with Parent and UK Borrower, each a “Loan Party” and collectively the “Loan Parties”), the Agents, and the Lenders are parties to that certain Financing Agreement, dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and
          WHEREAS, the Loan Parties have requested that the Agents and the Lenders waive compliance with the financial covenants for the fiscal quarter ending September 30, 2008 set forth in (i) Section 7.03(a) of the Financing Agreement, (ii) Section 7.03(b) of the Financing Agreement, and (iii) Section 7.03(c) of the Financing Agreement (the “Designated Financial Covenants”);
          WHEREAS, the Loan Parties have requested that the Agents and Lenders consent to the disposition of assets related to US Borrower’s: (x) Austin Division, (y) Knilling Division, and (z) SLM Marketplace Division as described in greater detail in the Designated Purchase Agreement (the “Designated Transaction”) on terms and conditions set forth in that certain draft Asset Purchase Agreement, dated as of November 4, 2008, by and between U.S. Borrower and U.S. Band & Orchestra Supplies, Inc. (the “Designated Purchase Agreement”) and any changes thereto as may be approved by the Agents in their reasonable discretion; and
          WHEREAS, the Loan Parties have requested that the Agents and Lenders make certain amendments to the Financing Agreement and waive any Default or Event of Default that may have arisen prior to, or may exist on, the date hereof, as a result of any failure to comply with the Designated Financial Covenants;
          WHEREAS, upon the terms and conditions set forth herein, the Agents and Lenders are willing to accommodate the Loan Parties’ requests.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.
2. Amendments To Financing Agreement.
     (a) Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in proper alphabetical order, or by amending and restating the following definitions, as the case may be:
          “Commitments” means, with respect to each Lender, such Lender’s Revolving Credit Commitment, Term Loan A Commitment, US Term Loan B Commitment, UK Term Loan B Commitment, Term Loan C Commitment, and Term Loan D Commitment.
          “Designated Transaction” has the meaning specified therefor in the Fourth Amendment.
          “First Test Period” means the period ended on December 31, 2008.
          “Fourth Amendment” means that certain Amendment No. 4 to Financing Agreement, Waiver and Consent dated as of November 5, 2008, by and among the Agents, the Lenders and the Loan Parties.
          “Fourth Amendment Effective Date” means the date when all of the conditions precedent set forth in Section 10 of the Fourth Amendment have been satisfied.
          “Fourth Test Period” means the period ended on September 30, 2009.
          “Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders, or any of them, under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations include (a) the UK Obligations, (b) the US Obligations, (c) the obligation (irrespective of whether a claim therefor is allowed in any Insolvency Proceeding) to pay principal, interest (including the Term Loan B PIK Amount, the Term Loan C PIK Amount and the Term Loan D PIK Amount), charges, expenses, fees, attorneys fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (d) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.
          “Pro Rata Share” means:
          (a) with respect to a Lender’s obligation to make Revolving Loans and right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and the denominator shall be the unpaid principal amount of all Revolving Loans (including Collateral Agent Advances),
          (b) with respect to a Lender’s obligation to make Term Loan A and right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan A Commitment, by (ii) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s portion of Term Loan A and the denominator shall be the unpaid principal amount of Term Loan A,
          (c) with respect to a Lender’s obligation to make US Term Loan B and right to receive payments of interest (including the US Term Loan B PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s US Term Loan B Commitment, by (ii) the Total US Term Loan B Commitment, provided that if the Total US Term Loan B Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s portion of US Term Loan B (excluding the US Term Loan B PIK Amount) and the denominator shall be the unpaid principal amount of US Term Loan B (excluding the US Term Loan B PIK Amount),
          (d) with respect to a Lender’s obligation to make UK Term Loan B and right to receive payments of interest (including the UK Term Loan B PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s UK Term Loan B Commitment, by (ii) the Total UK Term Loan B Commitment, provided that if the Total UK Term Loan B Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s portion of UK Term Loan B (excluding the UK Term Loan B PIK Amount) and the denominator shall be the unpaid principal amount of UK Term Loan B (excluding the UK Term Loan B PIK Amount),
          (e) with respect to a Lender’s obligation to make Term Loan C and right to receive payments of interest (including the Term Loan C PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Term Loan C Commitment, by (B) the Total Term Loan C Commitment, provided that if the Total Term Loan C Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s portion of the Term Loan C (excluding the Term Loan C PIK Amount) and the denominator shall be the unpaid principal amount of the Term Loan C (excluding the Term Loan C PIK Amount),
          (f) with respect to a Lender’s obligation to make Term Loan D and right to receive payments of interest (including the Term Loan D PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Term Loan D Commitment, by (B) the Total Term Loan D Commitment, provided that if the Total Term Loan D Commitment has been reduced to zero, the numerator shall be the unpaid principal amount of such Lender’s portion of the Term Loan D (excluding the Term Loan D PIK Amount) and the denominator shall be the unpaid principal amount of the Term Loan D (excluding the Term Loan D PIK Amount),

          (g) with respect to all other matters (including the indemnification obligations arising under Section 10.05) regarding a Lender prior to the payment in full of the Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, the percentage obtained by dividing (i) the sum of such Lender’s Revolving Credit Commitment and the unpaid principal amount of such Lender’s portion of the Term Loans (excluding the Term Loan C PIK Amount, the Term Loan B PIK Amount, and the Term Loan D), by (ii) the sum of the Total Revolving Credit Commitment and the unpaid principal amount of the Term Loans (excluding the Term Loan C PIK Amount, the Term Loan B PIK Amount, and the Term Loan D), provided, that, if such Lender’s Revolving Credit Commitment shall have been reduced to zero, such Lender’s Revolving Credit Commitment shall be deemed to be the unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the unpaid principal amount of all Revolving Loans (including Collateral Agent Advances), and
          (h) with respect to all other matters (including the indemnification obligations arising under Section 10.05) regarding a Lender after the payment in full of the Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, the percentage obtained by dividing (i) the sum of such Lender’s Term Loans (excluding the Term Loan D PIK Amount), by (ii) the unpaid principal amount of the Term Loans (excluding the Term Loan D PIK Amount).
          “Required Lenders” means (i) prior to the payment in full of the Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, Lenders whose Pro Rata Shares (calculated under clause (g) of the definition thereof) aggregate more than 50% and (ii) after the payment in full of the Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, Lenders whose Pro Rata Shares (calculated under clause (h) of the definition thereof) aggregate more than 50%.
          “Restructuring Initiative Expenses” means the aggregate amount of fees, costs and expenses (including any legal, consulting or advisors’ fees) of the types described in Schedule R-1 hereto.
          “Revolver and US Term Loan Lenders” means, collectively, the Revolving Loan Lenders, the Term Loan A Lenders, the US Term Loan B Lenders, the Term Loan C Lenders and the Term Loan D Lenders.
          “Second Test Period” means the period ended on March 31, 2009.
          “St. Louis (Ferguson) Disposition Charges” means the aggregate amount of charges, losses and impairments related to (x) the closing of the St. Louis (Ferguson) distribution center located at 1400 Ferguson Avenue, St. Louis, Missouri 63133 and (y) the Designated Transaction.
          “Term Loan Commitments” means, collectively, the Term Loan A Commitment, the US Term Loan B Commitment, the UK Term Loan B Commitment, the Term Loan C Commitment, and the Term Loan D Commitment.

          “Term Loan Lenders” means, collectively, the Term Loan A Lenders, the US Term Loan B Lenders, the UK Term Loan B Lenders, the Term Loan C Lenders and the Term Loan D Lenders.
          “Term Loans” means, collectively, Term Loan A, US Term Loan B, UK Term Loan B, Term Loan C, and Term Loan D.
          “Term Loan Obligations” means, collectively, the Term Loan A Obligations, the US Term Loan B Obligations, the UK Term Loan B Obligations, the Term Loan C Obligations, and the Term Loan D Obligations.
          “Term Loan B PIK Amount” means, collectively, the US Term Loan B PIK Amount and the UK Term Loan B PIK Amount.
          “Term Loan C PIK Amount” means as of any date of determination the amount of all interest accrued with respect to the Term Loan C that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.04(b)(vi).
          “Term Loan D” means, collectively, the loans made by the Term Loan D Lenders to US Borrower on the Fourth Amendment Effective Date pursuant to Section 2.01(a)(vi).
          “Term Loan D Commitment” means, with respect to each Term Loan D Lender, the commitment of such Term Loan D Lender to make its portion of the Term Loan D to US Borrower in the amount set forth in Schedule D-1 to the Fourth Amendment, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.
          “Term Loan D Lender” means a Lender with a Term Loan D Commitment or a Term Loan D.
          “Term Loan D Obligations” means any Obligations with respect to the Term Loan D (including the principal thereof, the interest thereon (including the Term Loan D PIK Amount), and the fees and expenses specifically related thereto).
          “Term Loan D PIK Amount” means as of any date of determination the amount of all interest accrued with respect to the Term Loan D that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.04(b)(vii).
          “Third Test Period” means the period ended on June 30, 2009.
          “Total Commitment” means the sum of the Total Revolving Credit Commitment, the Total Term Loan A Commitment, the Total US Term Loan B Commitment, the Total UK Term Loan B Commitment, the Total Term Loan C Commitment, and the Total Term Loan D Commitment.
          “Total Term Loan D Commitment” means the sum of the amounts of the Lenders’ Term Loan D Commitments, which amount is $5,000,000 as of the Fourth Amendment Effective Date.

          “TTM EBITDA” means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the period of 12 consecutive months most recently ended; provided, however, that (a) in the case of the First Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the First Test Period, times (ii) 4.00, (b) in the case of the Second Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Second Test Period, times (ii) 2.00, (c) in the case of the Third Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Third Test Period, times (ii) 1.33, and (d) in the case of the Fourth Test Period, TTM EBITDA shall be calculated as (i) the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Fourth Test Period, times (ii) 1.00.
          “TTM Fixed Charges” means, as of any date of determination and with respect to a Person for the 12 consecutive months most recently ended, the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid during such period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for such period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for such period; provided, however, that (a) in the case of the First Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after October 1, 2008 up to and including the last day of the First Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the First Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after October 1, 2008 up to and including the last day of the First Test Period, times (ii) 4.00, (b) in the case of the Second Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after October 1, 2008 up to and including the last day of the Second Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Second Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after October 1, 2008 up to and including the last day of the Second Test Period, times (ii) 2.00, (c) in the case of the Third Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after October 1, 2008 up to and including the last day of the Third Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Third Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after October 1, 2008 up to and including the last day of the Third Test Period, times (ii) 1.33, and (d) in the case of the Fourth Test Period, TTM Fixed Charges shall be calculated as (i) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid for the period from and after October 1, 2008 up to and including the last day of the Fourth Test Period (excluding the amount of any prepayments of such Indebtedness that were made in prior periods), plus (B) Consolidated Net Interest Expense of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Fourth Test Period, plus (C) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) for the period from and after October 1, 2008 up to and including the last day of the Fourth Test Period, times (ii) 1.00.
          “TTM Income Tax Liabilities” means, as of any date of determination and with respect to a Person, all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the 12 consecutive months most recently ended; provided, however, that (a) in the case of the First Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the First Test Period, times (ii) 4.00, (b) in the case of the Second Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Second Test Period, times (ii) 2.00, (c) in the case of the Third Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Third Test Period, times (ii) 1.33, and (d) in the case of the Fourth Test Period, TTM Income Tax Liabilities shall be calculated as (i) all income tax liabilities (after the application of any refunds or credits) of such Person and its Subsidiaries for the period from and after October 1, 2008 up to and including the last day of the Fourth Test Period, times (ii) 1.00.
          “UK Term Loan B Obligations” means any Obligations with respect to the UK Term Loan B (including the principal thereof, the interest thereon (including the UK Term Loan B PIK Amount) and the fees and expenses specifically related thereto).
          “UK Term Loan B PIK Amount” means as of any date of determination the amount of all interest accrued with respect to the UK Term Loan B that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.04(b)(v).
          “US Term Loan B Obligations” means any Obligations with respect to the US Term Loan B (including the principal thereof, the interest thereon (including the US Term Loan B PIK Amount), and the fees and expenses specifically related thereto).

          “US Term Loan B PIK Amount” means as of any date of determination the amount of all interest accrued with respect to the US Term Loan B that has been paid-in-kind by being added to the balance thereof in accordance with Section 2.04(b)(iv).
          “US Term Loan Obligations” means, collectively, the Term Loan A Obligations, the US Term Loan B Obligations, the Term Loan C Obligations and the Term Loan D Obligations.
          “US Term Loans” means, Term Loan A, US Term Loan B, Term Loan C and Term Loan D.
     (b) Section 1.01 of the Financing Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by (i) deleting the word “and” appearing at the end of subsection (xv) and (ii) adding the following new subsections at the end thereof as follows:
          “(xvii) the Restructuring Initiative Expenses incurred during such period; provided that the aggregate amount of all Restructuring Initiative Expenses permitted to be added back pursuant to this subsection (xvii) from and after the Effective Date shall not exceed $4,200,000, (xviii) non-cash St. Louis (Ferguson) Disposition Charges incurred during such period, (xix) to the extent actually paid during such period, reasonable fees and costs associated with the Fourth Amendment (including, without limitation, the Amendment Fee and Term Loan D Amendment Fee (each as defined in the Fourth Amendment) payable in connection therewith), (xx) any non-cash impairment of any intangible resulting from any restructuring initiative identified described in Schedule R-1 (including, without limitation, any non-cash impairment relating to goodwill).”
     (c) Section 2.01(a) of the Financing Agreement is hereby amended by adding the following new clause (vi) thereto as follows:
          “(vi) each Term Loan D Lender severally agrees to make a term loan (collectively, the “Term Loan D”) to the US Borrower on the Fourth Amendment Effective Date, in an aggregate principal amount equal to the amount of such Lender’s Term Loan D Commitment.”
     (d) Section 2.01(b) of the Financing Agreement is hereby amended by adding the following new clause (vi) thereto as follows:
          “(vi) The aggregate principal amount of the Term Loan D made on the Fourth Amendment Effective Date shall not exceed the Total Term Loan D Commitment. Any principal amount of the Term Loan D that is repaid or prepaid may not be reborrowed.”
     (e) Section 2.02(c)(i) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “(i) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, the Term Loan A Commitment, the Total US Term Loan B Commitment, the Total UK Term Loan B Commitment, the Total Term Loan C

Commitment, or the Total Term Loan D Commitment, as applicable; it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.”
     (f) Section 2.03(c) of the Financing Agreement is hereby amended by inserting the words “(inclusive of the US Term Loan B PIK Amount)” immediately after the words “The outstanding principal of the US Term Loan B” appearing therein.
     (g) Section 2.03(d) of the Financing Agreement is hereby amended by inserting the words “(inclusive of the UK Term Loan B PIK Amount)” immediately after the words “The outstanding principal of the UK Term Loan B” appearing therein.
     (h) Section 2.03 of the Financing Agreement is hereby amended by inserting the following new clause (f) therein immediately before the existing clause (f) and renumbering existing clauses (f), (g), (h) and (i), as (g), (h), (i), and (j), respectively, and each reference to such renumbered clause in the Financing Agreement shall be deemed to be a reference to such clause as amended hereby:
               ”(f) The outstanding principal of the Term Loan D (inclusive of the Term Loan D PIK Amount) shall be repaid in full on the earlier of (i) the termination of the Total Revolving Credit Commitment and (ii) the Final Maturity Date.”
     (i) Section 2.04(b)(i) of the Financing Agreement is hereby amended and restated in its entirety as follows:
               “The Term Loan A shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan A until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant portion of the Term Loan A is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 3.6 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 1.10 percentage points.”
     (j) Section 2.04(b)(ii) of the Financing Agreement is hereby amended and restated in its entirety as follows:
               “The Term Loan B shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan B until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant portion of the Term Loan B is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 6.50 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 4.25 percentage points.”
     (k) Section 2.04(b)(iv) of the Financing Agreement is hereby amended and restated in its entirety as follows:

               “(iv) US Term Loan B PIK Interest. In addition to any other interest provided for in this Agreement, the outstanding principal amount of US Term Loan B (inclusive of any US Term Loan B PIK Amount) shall bear additional interest on the amount thereof outstanding from time to time at a per annum rate of .75% to be paid-in-kind by being added to the principal balance of the US Term Loan B (inclusive of any US Term Loan B PIK Amount theretofore so added) on a monthly basis on the first day of each month after the Fourth Amendment Effective Date; provided, however, that US Borrower shall pay in cash all accrued and unpaid interest under this Section 2.04(b)(iv) on the Final Maturity Date.”
     (l) Section 2.04(b) of the Financing Agreement is hereby amended by adding the following new subclauses (v) , (vi) and (vii) at the end thereof as follows:
               “(v) UK Term Loan B PIK Interest. In addition to any other interest provided for in this Agreement, the outstanding principal amount of UK Term Loan B (inclusive of any UK Term Loan B PIK Amount) shall bear additional interest on the amount thereof outstanding from time to time at a per annum rate of .75% to be paid-in-kind by being added to the principal balance of the UK Term Loan B (inclusive of any UK Term Loan B PIK Amount theretofore so added) on a monthly basis on the first day of each month after the Fourth Amendment Effective Date; provided, however, that UK Borrower shall pay in cash all accrued and unpaid interest under this Section 2.04(b)(v) on the Final Maturity Date.
               (vi) Term Loan C PIK Interest. In addition to any other interest provided for in this Agreement, the outstanding principal amount of Term Loan C (inclusive of any Term Loan C PIK Amount) shall bear additional interest on the amount thereof outstanding from time to time at a per annum rate of 5.50% to be paid-in-kind by being added to the principal balance of the Term Loan C (inclusive of any Term Loan C PIK Amount theretofore so added) on a monthly basis on the first day of each month after the Fourth Amendment Effective Date; provided, however, that US Borrower shall pay in cash all accrued and unpaid interest under this Section 2.04(b)(vi) on the Final Maturity Date.
               (vii) Term Loan D PIK Interest. The outstanding principal amount of Term Loan D (inclusive of any Term Loan D PIK Amount) shall bear interest on the amount thereof outstanding from time to time at a per annum rate of 15.00% to be paid-in-kind by being added to the principal balance of the Term Loan D (inclusive of any Term Loan D PIK Amount theretofore so added) on a monthly basis on the first day of each month after the Fourth Amendment Effective Date; provided, however, that US Borrower shall pay in cash all accrued and unpaid interest under this Section 2.04(b)(vii) on the Final Maturity Date.”
     (m) Section 2.05(a) of the Financing Agreement is hereby amended by adding the following new subclause (vi) at the end thereof as follows:
          “(vi) Term Loan D. The Total Term Loan D Commitment shall terminate upon the making of the Term Loan D on the Fourth Amendment Effective Date.”
     (n) Section 2.05(b)(ii) of the Financing Agreement is hereby amended and restated in its entirety as follows:

          “(ii) Prepayment of Term Loans by US Borrower. US Borrower may, upon at least 3 Business Days prior written notice to the Administrative Agent, prepay without penalty or premium the principal of the Term Loans, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied (A) (I) first, to Term Loan A, until paid in full (II) second, to US Term Loan B, until paid in full, (III) third, to UK Term Loan B, until paid in full, (IV) fourth, to Term Loan C, until paid in full, and (V) fifth, to the Term Loan D, until paid in full, and (B) against the remaining installments of principal due on the applicable Term Loans on a pro rata basis (for the avoidance of doubt, any amount that is due and payable on the Final Maturity Date shall constitute an installment).”
     (o) Section 4.04(b)(i) of the Financing Agreement is hereby amended by amending and restating clauses (L) and (O) appearing therein in their entirety as follows:
               “(L) twelfth, ratably to pay principal of the US Term Loan B (inclusive of any US Term Loan B PIK Amount) until paid in full;”.
               “(O) fifteenth, ratably to pay principal of the UK Term Loan B (inclusive of any UK Term Loan B PIK Amount) until paid in full;”.
     (p) Section 4.04(b)(i) of the Financing Agreement is hereby amended by amending and restating clause (S) in its entirety as follows and adding the following new clauses (T), (U), (V), and (W) at the end of such section as follows:
          “(S) nineteenth, to the ratable payment of all other Obligations (other than any Term Loan D Obligations) then due and payable until paid in full, (T) twentieth, ratably to pay any fees and indemnities then due to the Term Loan D Lenders until paid in full; (U) twenty-first, ratably to pay interest due in respect of the Term Loan D until paid in full; (V) twenty-second, ratably to pay principal of the Term Loan D (inclusive of any Term Loan D PIK Amount) until paid in full, and (W) twenty-third, to the ratable payment of all other Obligations then due and payable until paid in full.”
     (q) Section 7.01(t) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “(t) Use of Proceeds. The proceeds of (a) the Loans (other than the Term Loan D) shall be used to (i) refinance existing Indebtedness of US Borrower owed under the Existing Loud Credit Facilities, (ii) refinance existing Indebtedness of Target owed under the Existing Martin Credit Facility to the Existing Martin Lenders and owed under the Existing ISIS Loan Stock to the Existing ISIS Lenders, (iii) finance the payment of a portion of the consideration payable to complete the Acquisition, (iv) pay fees and expenses in connection with the transactions contemplated hereby, and (v) fund working capital of the Borrowers, and (b) the Term Loan D shall be used to (i) repay a portion of the Revolving Loans, (ii) to pay fees and expenses in connection with the transactions contemplated by the Fourth Amendment, and (iii) fund working capital of the Borrowers to the extent there are no Revolving Loans outstanding on the Fourth Amendment Effective Date.”

     (r) Section 7.03(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:
               “(a) Consolidated Leverage Ratio. Permit the ratio of Consolidated Funded Indebtedness (net of the sum of (i) Qualified Cash and (ii) the outstanding principal amount of the Term Loan D (including the Term Loan D PIK Amount)) of Parent and its Subsidiaries as of the last day of any fiscal quarter set forth below to TTM EBITDA of Parent and its Subsidiaries for the period ended as of the last day of such fiscal quarter to be greater than the applicable ratio set forth below:

Fiscal Quarter End	Consolidated Leverage Ratio
December 31, 2008	12:46:1.00
March 31, 2009	9.71:1.00
June 30, 2009	8.07:1.00
September 30, 2009	6.93:1.00
December 31, 2009	5.38:1.00
March 31, 2010	5.14:1.00
June 30, 2010	4.89:1.00
September 30, 2010	4.81:1.00
December 31, 2010	4.62:1.00
March 31, 2011	4.66:1.00
June 30, 2011	4.44:1.00
September 30, 2011	4.15:1.00
December 31, 2011 and the last day of each fiscal quarter of Parent thereafter	3.71:1.00
     (s) Section 7.03(b) of the Financing Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

Fiscal Quarter End	Fixed Charge Coverage Ratio
December 31, 2008	0.42:1.00
March 31, 2009	0.56:1.00
June 30, 2009	0.69:1.00
September 30, 2009	0.82:1.00
December 31, 2009	1.04:1.00
March 31, 2010	1.13:1.00
June 30, 2010	1.19:1.00
September 30, 2010	1.20:1.00
December 31, 2010	1.19:1.00
March 31, 2011	1.21:1.00
June 30, 2011	1.27:1.00
September 30, 2011	1.33:1.00
December 31, 2011 and the last day of each fiscal quarter of Parent thereafter	1.40:1.00

     (t) Section 7.03(c) of the Financing Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

Fiscal Quarter End	TTM EBITDA
December 31, 2008	$7,622,000
March 31, 2009	$10,017,000
June 30, 2009	$11,897,000
September 30, 2009	$13,701,000
December 31, 2009	$16,809,000
March 31, 2010	$17,923,000
June 30, 2010	$18,598,000
September 30, 2010	$18,615,000
December 31, 2010	$18,355,000
March 31, 2011	$18,566,000
June 30, 2011	$19,145,000
September 30, 2011	$19,865,000
December 31, 2011 and the last day of each fiscal quarter of Parent thereafter	$20,585,000
     (u) Section 7.03(d) of the Financing Agreement is hereby amended by amending and restating the table appearing therein in its entirety as follows:

Fiscal Year 2008	$4,300,000
Fiscal Year 2009	$4,300,000
Fiscal Year 2010	$4,300,000
Fiscal Year 2011 and each Fiscal Year thereafter	$4,300,000
     (v) Section 10.10(a) of the Financing Agreement is hereby amended by inserting the words “(other than any Term Loan D Lender)” immediately after each instance of (i) the words “or agreement of all Lenders” appearing therein and (ii) the words “and a Lender” appearing therein.
     (w) Section 12.02 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “12.02 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Collateral Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that (a) prior to the payment in full of all Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case without the written consent of any Lender (other than any Term Loan D Lender) affected thereby, (ii) increase the Total Commitment without the written consent of each Lender (other than the any Term Loan D Lender), (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of “Required Lenders” or “Pro Rata Share”, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Borrower or any Guarantor, (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement, or (vii) amend the definition of “Book Value”, “Borrowing Base”, “Eligible Accounts Receivable”, “Eligible Inventory”, or “Net Amount of Eligible Accounts Receivable”, in each case, without the written consent of each Lender (other than any Term Loan D Lender) and (b) (a) after payment in full of all Obligations (other than the Term Loan D Obligations) and the termination of all Commitments, no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Commitment without the written consent of each Lender, (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of “Required Lenders” or “Pro Rata Share”, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Borrower or any Guarantor, (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement, or (vii) amend the definition of “Book Value”, “Borrowing Base”, “Eligible Accounts Receivable”, “Eligible Inventory”, or “Net Amount of Eligible Accounts Receivable”, in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.”
     (x) Section 12.07 of the Financing Agreement is hereby amended by adding a new clause (j) at the end thereof as follows:
          “(j) Notwithstanding any provision to the contrary contained herein, any Lender (an “Assigning Lender”) may with the written consent of the Collateral Agent, assign to one or more special purpose funding vehicles (each, an “SPV”) all or any portion of its funded Loans (without the corresponding Commitment), without the consent of any Person (other than as required above) or the payment of a fee, by execution of a written assignment agreement in a form agreed to by such Assigning Lender and such SPV, and may grant any such SPV the option, in such SPV’s sole discretion, to provide the Borrowers all or any part of any Loans that such Assigning Lender would otherwise be obligated to make pursuant to this Agreement. Such SPVs shall have all the rights which a Lender making or holding such Loans would have under this Agreement, but no obligations. The Assigning Lender shall remain liable for all its original obligations under this Agreement, including its Commitment (although the unused portion thereof shall be reduced by the principal amount of any Loans held by an SPV). Notwithstanding such assignment, the Agents and Borrowers may deliver notices to the Assigning Lender (as agent for the SPV) and not separately to the SPV unless the Agents and Borrowers are requested in writing by the SPV (or its agent) to deliver such notices separately to it. The Borrowers shall, at the request of any Assigning Lender, execute and deliver to such Person as such Assigning Lender may designate, a promissory note in the amount of such Assigning Lender’s original promissory note to evidence the Loans of such Assigning Lender and related SPV.”
     (y) Section 12.19 of the Financing Agreement is hereby amended by adding the following sentence at the end thereof as follows:
          “The confidentiality provisions contained in this Agreement shall not prohibit disclosures to any trustee, administrator, collateral manager, servicer, backup servicer, lender, rating agency or secured party of any SPV in connection with the evaluation, administration, servicing of, or the reporting on, the assets or securitization activities of such SPV.”
     (z) The Schedules to the Financing Agreement are hereby amended by adding thereto Schedule D-1 and Schedule R-1 attached hereto.
3. Consent. The provisions of the Financing Agreement and the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 10 hereof, the Agents and Lenders hereby consent to the Designated Transaction on terms and conditions set forth in the Designated Purchase Agreement and any changes thereto as may be approved by the Agents in their reasonable discretion.
4. Waiver of Designated Events of Default. Anything in the Financing Agreement to the contrary notwithstanding, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 10 hereof, Agents and Lenders hereby waive (i) compliance with the Designated Financial Covenants for the fiscal periods ended September 30, 2008, and (ii) any Default or Event of Default that may have arisen prior to, or may exist on the date hereof as a result of any failure to comply with the Designated Financial Covenants for the fiscal periods ended September 30, 2008 (the “Designated Events of Default”); provided, however, nothing herein, nor any communications among any Loan Party, any Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Designated Events of Default, or any future failure of the Loan Parties to comply fully with any provision of the Financing Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any of the Agents’ or Lenders’ rights or remedies under the Financing Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.01 of the Financing Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, each Agent and each Lender hereby reserves and preserves all of its rights and remedies against the Borrower and each other Loan Party under the Financing Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.01 of the Financing Agreement.
5. Amendment Fees.
     (a) Parent hereby agrees to pay to Administrative Agent, solely for the ratable benefit of the Revolving Loan Lenders, the Term Loan A Lenders, the US Term Loan B Lenders, and the UK Term Loan B Lenders that execute this Amendment, in accordance with their Pro Rata Shares (and not for the account of any other Lender), an amendment fee in an amount equal to $250,000 (the “Amendment Fee”), which shall be fully earned and due and payable in full in immediately available funds on the date hereof and shall be non-refundable when paid.
     (b) The provisions of the Financing Agreement and the other Loan Documents to the contrary notwithstanding (including, without limitation, Section 7.02(h) of the Financing Agreement), subject to the satisfaction of the conditions precedent set forth in Section 10 hereof, Agents and Lenders hereby consent to the Parent’s incurrence and payment of, solely for the benefit of Sun Mackie, LLC (and not for the account of any other Lender), an amendment fee in an amount equal to $250,000 (the “Term Loan D Amendment Fee”), which amount shall be due and payable in accordance with the following schedule: (i) $62,500 on the date hereof, (ii) $62,500 on December 31, 2008, (iii) $62,500 on March 31, 2009 and (iv) $62,500 on June 30, 2009. Such amounts shall be fully earned and non-refundable on the date hereof.
6. Reaffirmation.
     (a) Borrower. US Borrower and UK Borrower each hereby reaffirms its obligations under each Loan Document to which it is a party. US Borrower and UK Borrower each hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to the Collateral Agent, on behalf and for the benefit of each Agent and Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.
     (b) Guarantor. Each Guarantor hereby (i) consents to this Amendment; (ii) acknowledges and reaffirms all obligations owing by it to the Agents and Lenders under any Loan Document to which it is a party and represents and warrants that, after giving effect to the Amendment, all of its representations and warranties contained in the Loan Documents to which such Guarantor is a party are true, accurate and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as if made the date hereof (unless any such representation or warranty is expressly made as of a specific date, in which event it shall be true, accurate and complete as of such specified date), (iii) agrees that each Loan

Document to which it is a party is and shall remain in full force and effect and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith, (iv) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted by it, pursuant to and in connection with the Security Agreement and any other Loan Document to which such Guarantor is a party, to the Collateral Agent, on behalf and for the benefit of each Agent and Lender, as collateral security for the Guaranteed Obligations of such Guarantor, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, and (v) ratifies and confirms its consent to any previous amendments of the Financing Agreement and any previous waivers granted with respect to the Financing Agreement. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
7. General Release. The Agents, the Lenders and the Loan Parties desire to resolve each and every one of any Claims (as such term is defined below) that the Loan Parties may have (if any) in conjunction with the execution of this Amendment and thus each Loan Party makes the release contained in this Section. In consideration of Agents’ and Lenders’ entering into this Amendment and agreeing to the substantial concessions as set forth herein, each Loan Party, for itself and on behalf of its successors, assigns, limited partners, general partners, investors, Subsidiaries, shareholders, trustees, officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through, it, hereby fully and unconditionally releases, remises and forever discharges each Agent, each Lender, their respective Affiliates and Related Funds, and each of their respective successors in title, past, present and future directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all Persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, suits, Liens, lawsuits, adverse consequences, damages, losses, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, obligations, costs or demands and liabilities, of whatever kind or nature (whether in law, in equity or otherwise), from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect or derivative, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which such Loan Parties has, had, claims to have had or hereafter claims to have against the Released Parties (other than those claims directly resulting from the gross negligence or willful misconduct of such Released Party as determined in a final judgment by a court of competent jurisdiction) by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including without limitation on account of or in any way affecting, concerning or arising out of or founded upon this Amendment up to and including the date on which this Amendment is executed, including without limitation all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, to the extent relating to the Loans, the Obligations, the Financing Agreement or any of the other Loan Documents, including the administration and enforcement thereof (collectively, all of the foregoing are the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by such Loan Party against the Released Parties relating to the Loans, the Obligations, the Financing Agreement or any of the other Loan Documents, including the administration and enforcement thereof, which is not released hereby. Each Loan Party represents and warrants that the foregoing constitutes a full and complete release of all Claims.
8. Limited Amendments, Consent and Waiver; Full Force And Effect. The amendments set forth in Sections 2 of this Amendment, the consent set forth in Section 3 of this Amendment, and the waiver set forth in Section 4 of this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Financing Agreement or the other Loan Documents, to prejudice any right or remedy which the Agents or the Lenders may now have or may have in the future under or in connection with the Financing Agreement or the other Loan Documents or (b) to be a consent or waiver to any future amendment or departure from the terms and conditions of the Financing Agreement or the other Loan Documents. This Amendment shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
9. Representations And Warranties. Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:
     (a) Each has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party, and the articles of organization and operating agreement of each Loan Party have not been amended since the Effective Date;
     (b) The execution, delivery, and performance by each Loan Party of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where any such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to result in a Material Adverse Effect;
     (c) This Amendment has been duly executed and delivered by each Loan Party, and this Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws;

     (d) The execution, delivery and performance by each Loan Party of this Amendment and the performance by each Loan Party of the Financing Agreement as amended hereby do not and will not require any authorization or approval of, or other action by, or notice to or filing with any Governmental Authority or regulatory body or the consent of any third party which has not yet been obtained;
     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;
     (f) After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default; and
     (g) After giving effect to this Amendment, the representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
10. Conditions Precedent To Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (such date, the “Fourth Amendment Effective Date”):
     (a) Administrative Agent shall have received payment in full in immediately available funds of the Amendment Fee;
     (b) Collateral Agent shall have received a funds flow agreement, in form and substance satisfactory to the Collateral Agent, duly executed by the parties thereto;
     (c) Collateral Agent shall have received a participation agreement with respect to the Term Loan D, in form and substance satisfactory to the Collateral Agent, duly executed by the parties thereto;
     (d) Collateral Agent shall have received the Designated Purchase Agreement in draft form and in form and substance satisfactory to the Agents;
     (e) The representations and warranties herein and in the Financing Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (f) The Borrowers shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, expenses and taxes then payable pursuant to Section 12.04 of the Financing Agreement;
     (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof; and
     (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, any Guarantor, any Agent, or any Lender.
11. Application of Net Cash Proceeds Received in Connection with the Designated Transaction. Anything in the Financing Agreement to the contrary notwithstanding, the Loan Parties hereby agree that the Net Cash Proceeds received in connection with the Designated Transaction shall be applied as follows: (i) 30% of such Net Cash Proceeds shall be applied as a prepayment of the outstanding principal balance of Revolving Loans (without a commensurate permanent reduction of the Total Revolving Credit Commitment in an equivalent amount), (ii) 40% of such Net Cash Proceeds shall be applied as a prepayment of the outstanding principal balance of Term Loan A, and (iii) 30% of such Net Cash Proceeds shall be applied as a prepayment of the outstanding principal balance of US Term Loan B.
12. Covenant. The Loan Parties hereby agree that the Loan Parties shall use an amount not less than $1,750,000 to implement cost saving measures during the period beginning on the Fourth Amendment Effective Date and ending on the date that is fourteen (14) months after the Fourth Amendment Effective Date. The failure to comply with the covenant set forth in this Section 12 within the time frame set forth above shall constitute an immediate Event of Default.
13. Release of Liens. Subject to the consummation of the Designated Transaction, upon the terms and conditions set forth in the Financing Agreement and this Amendment, the Lenders hereby authorize Collateral Agent to terminate and release the Collateral Agent’s Liens in the assets subject to the Designated Transaction.
14. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
15. Entire Amendment; Effect Of Amendment. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments, consents and wavers to the Financing Agreement expressly set forth in Sections 2, 3, 4 and 5 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. The amendments, consents and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any other matter under the Loan Documents.
16. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
17. Counterparts; Telecopy Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
18. Miscellaneous.
     (a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.
     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.
     (c) Except as expressly provided herein, (i) the Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring (other than the Designated Events of Default)) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents. No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

LOAN PARTIES: LOUD TECHNOLOGIES INC., a Washington corporation, as US Borrower and as a US Guarantor
By:
Name:
Title:

LOUD TECHNOLOGIES EUROPE PLC, a company organized under the laws of England and Wales, as a Foreign Guarantor
By:
Name:
Title:

MACKIE DESIGN INC., a Washington corporation, as a US Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

SIA SOFTWARE COMPANY INC., a New York corporation, as a US Guarantor
By:
Name:
Title:

ST. LOUIS MUSIC, INC., a Missouri corporation, as a US Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

MARTIN AUDIO HOLDINGS LIMITED (FORMERLY KNOWN AS GRACE ACQUISITIONCO LIMITED), a company organized under the laws of England and Wales, as UK Borrower
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

MARTIN AUDIO LIMITED, a company organized under the laws of England and Wales, as a Foreign Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

MARTIN AUDIO DISTRIBUTION LIMITED, a company organized under the laws of England and Wales, as a Foreign Guarantor
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

ABLECO FINANCE LLC, as Collateral Agent, and on behalf of itself and its affiliates as Lenders
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

EXECUTED as a DEED by:	)
For and on behalf of	)
SABERASU JAPAN INVESTMENTS II B.V.	)
)
)
)
)
)
	)	By:

	)		Name:
	)		Title: Managing Director
)

EXECUTED as a DEED by:	)
For and on behalf of	)
SABERASU JAPAN INVESTMENTS II B.V.	)
)
)
)
)
)
	)	By:

	)		Name:
	)		Title: Managing Director
)
[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

GMAC COMMERCIAL FINANCE LLC, as Administrative Agent and as a Lender
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

FORTRESS CREDIT FUNDING I LP, as a Lender
By:	Fortress Credit Funding I GP LLC, its general partner
By:
Title:

FORTRESS CREDIT FUNDING II LP, as a Lender
By:	Fortress Credit Funding II GP LLC, its general partner
By:
Title:

FORTRESS CREDIT FUNDING III LP, as a Lender
By:	Fortress Credit Funding III GP LLC, its general partner
By:
Title:

FORTRESS CREDIT FUNDING IV LP, as a Lender
By:	Fortress Credit Funding IV GP LLC, its general partner
By:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender
By:	Fortress Credit Opportunities I GP LLC, its general partner
By:
Title:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD., as a Lender
By:
Title:

FCCD LIMITED, as a Lender
By:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO FINANCING AGREEMENT]

Schedule D-1

Lender	Term Loan D Commitment
Ableco Finance LLC	$5,000,000
[Schedule D-1]

Schedule R-1
Restructuring Initiative Expenses
See attached.
[Schedule R-1]